Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Peerless Option Income Wheel ETF (WEEL)

(the “Fund”)

listed on NYSE Arca Inc.

October 15, 2025

Supplement to the

Statement of Additional Information (“SAI”),

dated July 29, 2025

Effective immediately, the section of the SAI titled “Portfolio Manager Fund Ownership” is deleted in its entirety and replaced with the following disclosure:

Portfolio Manager Fund Ownership. The Fund is required to show the dollar range of each portfolio manager’s “beneficial ownership” of Shares as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

As of March 31, 2025, Robert J. Pascarella beneficially owned Shares of the Fund with a value in the range of $100,001-$500,000 and Erik O. Thompson beneficially owned Shares of the Fund with value in excess $1,000,000. No Shares were owned by any other portfolio manager.

Please retain this Supplement for future reference.

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